SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act OF 1934

        Date of Report (Date of Earliest Event Reported): August 15, 1996


                           ORGANIK TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                  WASHINGTON                 1-12924         81-0440517
               (State or other             (Commission     (IRS Employer
                 jurisdiction              File Number)    Identification
               of incorporation)                               Number)


     1919 70th Avenue West, Tacoma, Washington                 98466
     (Address of principal executive offices)                (Zip Code)


                                   (206) 564-1400
               (Registrant's telephone number, including area code)

                                   Not applicable
           (Former name or former address, if changed since last report)

  ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

       (a)  Financial Statements of Business Acquired.

            Audited Financial Statements.

                 (i)    Independent Auditor's Report.
                 (ii)   Balance Sheet as of July 31, 1996.
                 (iii)  Notes to Financial Statements Period Ended
                        July 31, 1996.

       (b)  Pro Forma Financial Information.

                 (i)    Narrative Statement.

       (c)  Exhibits.

  None.













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






SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					       ORGANIK TECHNOLOGIES, INC.
                                               --------------------------
						(Registrant)



Date   OCTOBER 16, 1996

					   /S/  A.J. SALOMON
                                        -------------------------------
					A. J. Salomon, Secretary/
                                                       Chief Financial Officer









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

DAVID BELZER, CPA
3901 Fremont Avenue N., #202
Seattle, WA 98103
(206) 781-4220




REPORT OF INDEPENDENT ACCOUNTANT

September 18, 1996

Officers and Directors
Emerald Apparel, Inc.


I have audited the accompanying balance sheet of Emerald Apparel, Inc. as of July 31, 1996. This balance sheet is the responsibility of the management of Emerald Apparel, Inc. My responsibility is to express an opinion on this balance sheet based on my audit

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of EMERALD APPAREL, INC. as of July 31, 1996 in conformity with generally accepted accounting principles.




/s/ DAVID C. BELZER



DAVID C. BELZER
Certified Public Accountant


                              EMERALD APPAREL, INC.
                                  Balance Sheet
                                  July 31, 1996
                       (See Independent Auditor's Report)


        ASSETS
          Current Assets
             Cash                                            $  100
                                                             ------

          Other Assets
             Organization fees                                  650
             Less accumulated amortization                      (22)
                                                             ------
                                                                628
                                                             ------

             Total assets                                    $  728
                                                            ========

        LIABILITIES AND STOCKHOLDERS' EQUITY
          Current Liabilities
             Loan from stockholder                           $  650
                                                             ------

          Stockholders' Equity
             Common stock - 25,000 shares authorized without
             par value, 2,000 shares issued and outstanding     100
             Retained earnings                                    -
             Current period income (loss)                       (22)
                                                             ------

                Total stockholders' equity                       78
                                                             ------

                Total liabilities and stockholders' equity   $  728
                                                            ========














    The accompanying notes are an integral part of this financial statement.

                              EMERALD APPAREL, INC.
                           Notes to the Balance Sheet
                                  July 31, 1996
                       (See Independent Auditor's Report)



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Incorporation

The Company was incorporated as a Nevada corporation on June 16, 1996.

Basis of Presentation

No operating activity has occurred since the incorporation date until the balance sheet date. On August 16, 1996, all the Company's shares were acquired by Organik Technologies, Inc., in exchange for 2 million shares of Organik Technologies, Inc., in a stock-for-stock swap.

Organization costs are being amortized over 60 months under the straight-line method.

NOTE 2 - RELATED PARTY TRANSACTIONS

See Note 1 regarding stock-for-stock swap.

On August 16, 1996 , the Company's President and its
Secretary/Treasurer were appointed President and Secretary/Treasurer of Organik Technologies, Inc., the acquiring company, in conjunction with the above stock swap.

The incorporation fees were loaned to the Company by a stockholder and officer in an unsecured, interest-free loan to be repaid within one year.

 NARRATIVE STATEMENT REGARDING PRO-FORMA FINANCIAL
 INFORMATION

 Pursuant to Regulation S-X, Rule 11-02(b), and telephone conversations and correspondence with Kim Calder and Patricia Woodbury, the following narrative is presented in lieu of pro-forma financial statements:


 The acquired corporation, Emerald Apparel, Inc., is a newly-formed corporation with an immaterial amount of assets or liabilities, and with no previous operating history. Therefore, the pro-forma financial statements of the acquiring company, Organik Technologies, Inc. showing the acquisition of Emerald Apparel, Inc. would substantially be the same as the original financial statements, which already have been filed.